Summary Prospectus April 28, 2023
Virtus KAR Small-Cap Growth Series — Class I Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.

Before you invest, you may want to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the Series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.

The Series’ prospectus and SAI, both dated April 28, 2023 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Series has an investment objective of long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus KAR Small-Cap Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class I
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Series Operating Expenses	1.03%
Less: Expense Reimbursement(a)	(0.14)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	0.89%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.89% through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 0.92% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$91	$314	$555	$1,247

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization growth market. The Series invests in a select group of small-cap companies believed by the subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the Russell 2000® Growth Index on a rolling three-year basis. Because small capitalization companies are defined by reference to an index, the total market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2022, the market capitalization range of companies included in the Russell 2000® Growth Index over the past three years was $5.8 million to $24.9 billion. Generally, the Series invests in approximately 20-40 securities at any given time.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Limited Number of Investments Risk. Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small Market Capitalization Companies Risk. The Series’ investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	34.42%	Worst Quarter:	2020, Q1:	-17.34%	Year to Date (3/31/2023):	13.24%

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Average Annual Total Returns (for the periods ended 12/31/2022)

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(4/30/2013)
Class A Shares	-30.33%	10.16%	15.67%	—
Class I Shares(*)	-30.14%	10.43%	—	15.26%
Russell 2000® Growth Index (does not reflect fees or expenses)	-26.36%	3.51%	9.20%	8.20%

(*) Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

> Todd Beiley, CFA, portfolio manager and senior research analyst at KAR. Mr. Beiley has served as a portfolio manager of the Series since November 2010.

> Jon Christensen, CFA, portfolio manager and senior research analyst at KAR. Mr. Christensen has served as a portfolio manager of the Series since November 2010.

Purchase and Sale of Series Shares

IMPORTANT NOTE: Virtus KAR Small-Cap Growth Series is not available to new insurance companies. Only insurance companies that have existing participation agreements to purchase the Series (effective prior to September 28, 2018) may continue to offer shares of the Series under variable accumulation annuity contracts and/or variable universal life insurance policies.

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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